                                                                    EXHIBIT 99.1


                            STOCK PURCHASE AGREEMENT

                                     Between

                              RIVERSIDE GROUP, INC.

                                       and

                              WICKES LUMBER COMPANY

                          Dated as of January 11, 1996


================================================================================

                                                                    EXHIBIT 99.1


                                      INDEX

                                                                            Page
     I.   SALE OF SHARES; PURCHASE PRICE.................................     1
          1.1  Sale of Shares............................................     1
          1.2  Purchase Price; Payment...................................     1

     II.  REPRESENTATIONS AND WARRANTIES OF THE SELLER...................     1
          2.1  Organization and Good Standing............................     2
          2.2  Authority Relative to Agreement, Etc......................     2
          2.3  Effect of Agreement.......................................     2
          2.4  The Shares................................................     3
          2.5  Opinions of Financial Advisor.............................     3
          2.6  Brokers, Finders, etc.....................................     3

     III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER................     3
          3.1  Organization and Good Standing............................     3
          3.2  Authority Relative to Agreement, Etc......................     4
          3.3  Effect of Agreement, Etc..................................     4
          3.4  Investment Representations................................     4
          3.5  Brokers, Finders, etc.....................................     5

     IV.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER...........     5
          4.1  Accuracy of Representations and Warranties................     5
          4.2  No Restraint or Litigation................................     5
          4.3  No Defaults...............................................     6
          4.4  Officer's Certificate.....................................     6
          4.5  Sale of AFLIC.............................................     6
          4.6  Registration Rights Agreement.............................     6
          4.7  Seller Credit Agreement...................................     6
          4.8  HSR Act...................................................     6

     V.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER..............     6
          5.1  Accuracy of Representations and Warranties................     6
          5.2  No Restraint or Litigation................................     7
          5.3  Officer's Certificates....................................     7
          5.4  HSR Act...................................................     7
          5.5  Credit Agreement Amendment................................     7

     VI.  CLOSING........................................................     7
          6.1  Closing Date..............................................     7
          6.2  Seller Closing Documents..................................     7
          6.3  Purchaser Closing Documents...............................     8

                                                                    EXHIBIT 99.1


           6.4  Proceedings...............................................     8

     VII.  TERMINATION....................................................     8
           7.1  Termination...............................................     8
           7.2  Effect of Termination.....................................     9

     VIII. MISCELLANEOUS..................................................     9
           8.1  Waivers and Amendments....................................     9
           8.2  Fees and Expenses.........................................     9
           8.3  Notices...................................................    10
           8.4  Entire Agreement..........................................    10
           8.5  Binding Effect; Benefits..................................    10
           8.6  Assignability.............................................    10
           8.7  Specific Performance......................................    10
           8.8  Representations and Warranties............................    11
           8.9  Applicable Law............................................    11
           8.10 Section and Other Headings................................    11
           8.11 Counterparts..............................................    11

                                                                    EXHIBIT 99.1



                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT, dated as of January 11, 1996, by and between Wickes Lumber Company, a Delaware corporation ("Seller"), and Riverside Group, Inc., a Florida corporation ("Purchaser").

                                   WITNESSETH:

         WHEREAS, on the Closing Date (as hereinafter defined), Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, 2,000,000 shares (the "Shares") of common stock, par value $.01 per share, of Seller, upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

I.   SALE OF SHARES; PURCHASE PRICE

         1 Sale of Shares. Pursuant to the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined), Seller shall sell and deliver to Purchaser, and Purchaser shall purchase from Seller, the Shares.


         2 Purchase Price; Payment.

                  (a) The aggregate purchase price (the "Purchase Price") for the Shares shall be Ten Million Dollars ($10,000,000).

                  (b) On the Closing Date, Purchaser shall pay to Seller the Purchase Price, by wire transfer of immediately available funds to a bank account designated by Seller.


II.  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                                                                    EXHIBIT 99.1



         Seller hereby represents and warrants to Purchaser as follows:

         1 Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power to own, operate and lease its properties and carry on its business as the same is now being conducted.

         2 Authority Relative to Agreement, Etc. Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The transactions contemplated hereby have been recommended by the Related Party Committee of the Company's Board of Directors (the "Related Party Committee") to the Board of Directors for its approval and found by such Committee to be on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction on an arms-length basis from a person that is not an affiliate of Seller. The entire Board of Directors of the Company has authorized the execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby, constituting all necessary corporate action on the part of Seller. The execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby (i) except for applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), do not require the consent, waiver, approval, license or authorization of any person or governmental authority or filing with any governmental authority, (ii) do not violate any provision of law applicable to Seller and (iii) do not conflict with or result in a breach of any provision of, or constitute a default or give rise to a right of termination or acceleration under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of Seller or its subsidiaries pursuant to, the Restated Certificate of Incorporation or By-laws of Seller, any material mortgage, lease or agreement or any order, judgment or decree, to which Seller or any of its subsidiaries is a party or by which any of the assets or properties of Seller or any of its subsidiaries may be bound (assuming for the purposes of this Section
2.2 that the notice required to be

                                                                    EXHIBIT 99.1


given by Seller pursuant to Section 8.12(b) of Seller's Credit Agreement (as defined in Section 4.7 hereof) is or has been given to the Agent thereunder in accordance with the requirements of such Section 8.12(b)), except where failure to obtain such consent, waiver, approval, license or authorization, such violation of law or the occurrence of such conflict, breach, default, right, lien, charge or encumbrance, would not have a material adverse effect on (i) the ability of this parties to perform their respective obligations under this Agreement, (ii) the ability of Purchaser to exercise full rights of ownership of the Shares after purchase pursuant to the terms of this Agreement or (iii) the business, assets, results of operations or financial condition of Seller and its subsidiaries taken as a whole.

         3 Effect of Agreement. This Agreement has been duly executed and delivered by Seller and (assuming the due authorization, execution and delivery by Purchaser) constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or at equity).

         4 The Shares. The Shares, when issued in accordance with the terms of this Agreement, will be validly authorized, issued and delivered, free and clear of all liens, claims and encumbrances, and fully paid and nonassessable.

                                                                    EXHIBIT 99.1


         5 Opinions of Financial Advisor. Seller has received the following opinions of Donaldson Lufkin & Jenrette ("DLJ"), financial advisor to the Related Party Committee of Seller's Board of Directors: (i) that, as of the date of this Agreement, the consideration to be received by the Seller for the sale of the Shares pursuant to this Agreement is fair, from a financial point of view, to Seller and (ii) that, as of the date of this Agreement, the sale of the Shares contemplated hereby is on terms that are no less favorable to Seller than those that might reasonably have been obtained in a comparable transaction on an arm-length basis from a person that is not an affiliate of Seller.

         6 Brokers, Finders, etc. Seller has not employed any broker, finder, consultant or other advisor in connection with the sale of the Shares who would have a valid claim for a fee or commission from Purchaser in connection with such transaction.


III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Purchaser hereby represents and warrants to Seller as follows:

         1 Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite corporate power to own, operate and lease its properties and carry on its business as the same is now being conducted.

         2 Authority Relative to Agreement, Etc. Purchaser has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery by Purchaser of this Agreement, and the consummation by Purchaser of the transactions contemplated hereby, have been authorized by all necessary corporate action on the part of Purchaser and
(i) except for applicable requirements of the HSR Act, do not require the consent, waiver, approval, license or authorization of any person or filing with any public authority, (ii) do not violate any provision of law applicable to Purchaser and (iii) do not conflict with or

                                                                    EXHIBIT 99.1



result in a breach of any provision of, or constitute a default or give rise to a right of termination or acceleration under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of Purchaser pursuant to, the Articles of Incorporation or By-laws of Purchaser or material mortgage, lease or agreement or any order, judgment, or decree to which Purchaser is a party or by which any of its assets or properties may be bound, except where failure to obtain such consent, waiver, approval, license or authorization, such violation of law or the occurrence of such conflict, breach, default, right, lien, charge or encumbrance, would not have a material adverse effect on (i) the ability of the parties to perform their respective obligations under this Agreement or (ii) the business, assets, results of operations or financial condition of Purchaser and its subsidiaries taken as a whole.

         3 Effect of Agreement, Etc. This Agreement has been duly executed and delivered by Purchaser and (assuming the due authorization, execution and delivery by Seller) constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or at equity).

         4 Investment Representations. The Shares to be purchased by Purchaser hereunder are being purchased by it as principal solely for its own account, for investment purposes only and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities law, and Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment as contemplated hereby. Purchaser hereby acknowledges that the Shares have not been registered under the Securities Act or any other securities law and may not be sold in the United States except pursuant to a registration statement effective under the Securities Act or pursuant to an exemption from registration under the Securities Act, and in

                                                                    EXHIBIT 99.1



compliance with all other applicable securities laws. Purchaser agrees that the Shares may bear the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO THE SHARES OFFERED THEREBY, WHICH REGISTRATION STATEMENT IS CURRENT OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION UNDER SUCH ACT EXISTS OR (C) OTHER EVIDENCE SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO THE PROPOSED SALE OR TRANSFER.

         5 Brokers, Finders, etc. Purchaser has not employed any broker, finder, consultant or other advisor in connection with the transactions contemplated hereby who would have a valid claim for a fee or commission from Seller in connection with such transactions.



IV.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER

         The obligations of Purchaser to effect the transactions contemplated by this Agreement shall, at the option of Purchaser, be subject to the satisfaction, on or prior to the Closing Date (as hereinafter defined), of the following conditions:

 .1       Accuracy of Representations and Warranties. Each of the representations and warranties of Seller contained herein shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though the same had been made on and as of the Closing Date.

 .2       No Restraint or Litigation. No party hereto shall be legally enjoined by any injunction or court order from consummating the transactions contemplated by this Agreement, and no proceeding shall have been commenced by

                                                                    EXHIBIT 99.1



any governmental authority seeking to enjoin the consummation of the transactions contemplated hereby.

 .3       No Material Adverse Change. Seller shall not have suffered after the date of this Agreement any material adverse change to its financial condition from such condition as of the date of this Agreement.

 .4       Officer's Certificate. Purchaser shall have received a certificate from the Seller to the effect set forth in Sections 4.1 and 4.3 hereof, dated the Closing Date, signed by a duly authorized officer of Seller.

 .5       Sale of AFLIC. Purchaser shall have consummated the sale of American
Founders Life Insurance Company ("AFLIC").

 .6       Registration Rights Agreement. Seller shall have executed and delivered to Purchaser the Registration Rights Agreement in the form of Exhibit A hereto.

 .7       Seller Credit Agreement. Purchaser shall be reasonably satisfied that
Seller shall have entered into an amendment (the "Credit Agreement Amendment") to its Credit Agreement, dated October 22, 1993 ("Seller's Credit Agreement"), with each of the financial institutions signatory thereto, BT Commercial Corporation, as agent for such financial institutions, and Bankers Trust Company, as issuing bank, substantially in accordance with the terms and provisions set forth in Exhibit B hereto and such Credit Agreement Amendment shall have been duly executed by Seller and the other parties to the Seller's Credit Agreement and shall be in full force and effect (provided that this condition shall not apply unless any objection by Purchaser to such Credit Agreement Amendment shall be delivered to Seller in accordance with the provisions of Section 8.3 hereof within one business day of the execution of the Credit Agreement Amendment by the parties thereto).

 .8       HSR Act. Any waiting period applicable to the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

V.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER

                                                                    EXHIBIT 99.1


         The obligations of Seller to effect the sale of the Shares shall, at the option of Seller, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

         1 Accuracy of Representations and Warranties. Each of the representations and warranties of Purchaser contained herein shall be true and correct in all material respects as of the Closing Date, with the same force and effect as though the same had been made on and as of the Closing Date.

         2 No Restraint or Litigation. No party hereto shall be legally enjoined by any injunction or court order from consummating the transactions contemplated by this Agreement, and no proceeding shall have been commenced by any governmental authority seeking to enjoin the consummation of the transactions contemplated hereby.

         3 Officer's Certificates. Seller shall have received a certificate from Purchaser to the effect set forth in Section 5.1 hereof, dated the Closing Date, signed by a duly authorized officer of Purchaser.

         4 HSR Act. Any waiting period applicable to the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

         5.5 Credit Agreement Amendment. The Related Party Committee shall have approved the Credit Agreement Amendment prior to the execution and delivery thereof by Seller.


VI.  CLOSING

         1 Closing Date. The closing with respect to the transactions provided for in this Agreement (the "Closing") shall take place at 10:00 a.m., local time, at the offices of Weil, Gotshal & Manges, 767 Fifth Avenue, New York, New York 10153 (or at such other time or location as Purchaser and Seller may agree), on the second business day following the date on which all of the conditions specified in Articles IV and V hereof are satisfied or earlier waived (such date being herein referred to as the "Closing Date").

                                                                    EXHIBIT 99.1



         2 Seller Closing Documents. At the Closing, Seller shall deliver or cause to be delivered to Purchaser the following:

                  (a) one or more certificates representing the Shares, registered in the name of Purchaser (or one or more of its wholly owned subsidiaries, as designated by Purchaser prior to the Closing Date);

                  (b) the officer's certificate of Seller referred to in Section
4.4 hereof;

                  (c) the Registration Rights Agreement; and

                  (d) the Credit Agreement Amendment referred to in Section 4.7 hereof.

         3 Purchaser Closing Documents. At the Closing, Purchaser shall deliver or cause to be delivered to Seller the following:

                  (a) the Purchase Price in accordance with Section 1.2 hereof;

                  (b) the officer's certificate of Purchaser referred to in
Section 5.3 hereof; and

                  (c) the Registration Rights Agreement.

         4 Proceedings. All proceedings that shall be taken and all documents that shall be executed and delivered by the parties hereto on the Closing Date shall be deemed to have been taken and executed simultaneously and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.

VII. TERMINATION

         1 Termination. This Agreement may be terminated and the sale and purchase of the Shares contemplated hereby abandoned at any time prior to the
Closing:

                                                                    EXHIBIT 99.1


                  (a) by the mutual written consent of Purchaser and Seller;

                  (b) by either Purchaser or Seller if the sale and purchase of the Shares shall not have been consummated on or prior to June 30, 1996 (provided that the person relying on this Section 7.1(b) is not at such time in default of its obligations hereunder); and

                  (c) by either Purchaser or Seller if any court of competent jurisdiction or any governmental authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the sale and purchase of the Shares contemplated hereby and such order, decree, ruling or other action shall have become final and non-appealable; provided, however, that any termination pursuant to Section 7.1(a) or by Seller pursuant to Section 7.1(b) shall require the approval of the Related Party Committee.

         2 Effect of Termination. In the event of a termination of this Agreement in accordance with the provisions of Section 7.1 hereof, this Agreement shall forthwith become of no further force or effect and, except for a termination resulting from a breach by a party of this Agreement, there shall be no liability or obligation on the part of either party hereto in respect of this Agreement.

VIII.MISCELLANEOUS

         1 Waivers and Amendments.

                  (a) This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto. The provisions of this Agreement may be waived only by an instrument in writing executed by the party granting the waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. The approval of the Related Party Committee shall be required for any amendment or modification of this Agreement, any extension by Seller of the time for the

                                                                    EXHIBIT 99.1


performance of any obligations or other acts of Purchaser and any waiver of any of Seller's rights under this Agreement.

                  (b) No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         2 Fees and Expenses. Each party hereto shall be responsible for its costs and expenses, including all fees and expenses of attorneys, financial advisors and accountants, in connection with the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, whether or not such transactions are consummated.

         3 Notices. Any and all notices, requests, consents or any other communication provided for herein shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier (i) in the case of Seller, to Wickes Lumber Company, 706 North Deerpath Avenue, Vernon Hills, IL 60061, Attn: President (telecopy: (708) 367-3750) (or such other address or telecopy number as Seller may designate), (with copies delivered in the same manner to Claudia Slacik, Chairperson of the Related Party Committee, 399 Park Avenue, New York, NY 10043 (telecopy: (212) 793-1290) and David W. Heleniak, Esq., Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 (telecopy: (212) 848-7179) and (ii) in the case of Purchaser, to Riverside Group, Inc., 7800 Belfort Parkway, Suite 100, Jacksonville, Fla. 32256, Attn: President (telecopy: (904) 296-0584)(or to such other address or telecopy number as may be designated by the Purchaser) (with a copy delivered in the same manner to Dennis J. Block, Esq., Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153 (telecopy (212) 310-8007)). Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business

                                                                    EXHIBIT 99.1


day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         4 Entire Agreement. This Agreement hereto sets forth the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior negotiations, agreements, understandings or arrangements between the parties hereto with respect to the subject matter hereof.

         5 Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         6 Assignability. This Agreement and any rights pursuant hereto shall not be assignable by any party hereto without the prior written consent of the other party.

         7 Specific Performance. The parties hereto acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore consent that the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction. Such remedy shall, however, not be exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

         8 Representations and Warranties. The parties' respective representations and warranties will survive the Closing of the transactions contemplated hereby.

         9 Applicable Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be enforced in such state and without regard to the principles thereof relating to conflicts or choice of law.

         10 Section and Other Headings. The section and other headings contained in this Agreement are for reference

                                                                    EXHIBIT 99.1


purposes only and shall not affect the meaning or interpretation of this Agreement.

         11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.12 Best Efforts. Each party shall use its respective best efforts to cause the satisfaction of the other party's conditions to effecting the transactions contemplated hereby and to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, Purchaser agrees to use its best efforts to enter into an agreement to sell AFLIC for a price and on terms and conditions that would be arrived at by a seller and purchaser through arms' length negotiations under no compulsion to conclude the transaction, to seek all necessary third party and governmental approvals with respect to such sale and to consummate such sale in the most expeditious manner practicable. Purchaser agrees to notify Seller promptly of all material circumstances, events and developments relating to the progress of Purchaser's efforts to consummate the sale of AFLIC.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                            WICKES LUMBER COMPANY

                                            By:______________________________
                                            Name:
                                            Title:

                                            RIVERSIDE GROUP, INC.


                                            By:______________________________
                                            Name:
                                            Title:

                                                                    Exhibit 99.1

EXHIBIT A to

Stock Purchase Agreement

Registration Rights Agreement

         1. Introduction. Wickes Lumber Company, a Delaware corporation (the "Company"), and Riverside Group, Inc., a Florida corporation ("Riverside"), are parties to the Stock Purchase Agreement dated January 11, 1996 (the "Stock Purchase Agreement"), pursuant to which the Company and Riverside have entered into this Agreement.

         Certain capitalized terms used in this Agreement are defined in Section 3 hereof; references to sections shall be to sections of this Agreement.

         2. Registration under Securities Act, etc.

         2.1 Registration on Request.

                   (a) Request. At any time or from time to time after the date hereof, upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

                   (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

                   (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

                   (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this section 2.1,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered, provided that the Company shall not be required to effect a registration pursuant to this
Section 2.1 (other than Rule 415 Registrations) if three earlier registrations shall have been effected pursuant to this Section 2.1, and further provided that the Company shall not be required to effect any registration of Registrable Securities pursuant to this Section 2.1 (other than pursuant to a Rule 415 Registration) unless the aggregate number of shares of

                                                                    Exhibit 99.1

Registrable Securities requested to be registered by all holders of Registrable Securities is equal to or greater than 10% of the number of shares of Common Stock outstanding at the date hereof (excluding those shares issued pursuant to the Stock Purchase Agreement).

                   (b) Registration Statement Form. Registrations under this
section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration.

         The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request (after giving due regard to the confidentiality of such information) provided, however, that all such requests shall be in the best interests of the Company as shall be determined in good faith by its Board of Directors. If, in connection with any registration under section 2.1 which is proposed by the Company to be on Form S-3 or any similar short form registration statement which is a successor to Form S-3, the managing underwriters, if any, shall advise the Company in writing that in their opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.

                   (c) Expenses. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this section 2.1 by any Initiating Holders.

                   (d) Effective Registration Statement. A registration requested pursuant to this section 2.1 shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

                   (e) Selection of Underwriters. If a requested registration pursuant to this section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of more than 50% of the Registrable Securities so to be registered.

                   (f) Priority in Requested Registrations. If a requested registration pursuant to this section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not

                                                                    Exhibit 99.1


Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, pro rata among such holders on the basis of the number of such securities requested to be included by such holders; and (ii) second, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof.

                   (g) Limitation on Demands. No Initiating Holder may make a written request for registration pursuant to this section 2.1 during the pendency of any other written request made pursuant to this section 2.1 and for a period of six months after the date any Initiating Holder has delivered a request to the Company pursuant to section 2.1 (a), other than in each case as contemplated by clause (ii) of section 2.1(a).

         2.2 Incidental Registration.

                   (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4, S-8, S-14 or S-15 or any successor or similar forms and other than pursuant to section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 2.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section 2.2 shall relieve the Company of its obligation to effect any registration upon request under section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 2.2.

                   (b) Priority in Incidental Registrations. If (i) a registration pursuant to this section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of

                                                                    Exhibit 99.1


the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 2.4(b) or, if requested to do so, is not obligated to do so under section 2.4(b)), and (iii) the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities the registration of which shall have been requested by each holder of Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

         2.3 Registration Procedures. If and whenever (a) the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in sections 2.1 and 2.2 or (b) there is a Requesting Holder in connection with any other proposed registration by the Company under the Securities Act, the Company shall, as expeditiously as possible:

                   (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company, or in any event as soon thereafter as possible, and in the case of a registration pursuant to Section 2.1, such filing to be made within 60 days after the initial request of one or more Initiating Holders of Registrable Securities or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to become and remain effective, provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto, and further provided that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                   (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (A) in the case of a registration pursuant to section 2.1, the

                                                               Exhibit 99.1

expiration of 180 days after such registration statement becomes effective, or
(B) in the case of a registration pursuant to section 2.2, the expiration of 90 days after such registration statement becomes effective;

                   (iii) furnish to each seller of Registrable Securities covered by such registration statement and each Requesting Holder and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller, Requesting Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Seller;

                   (iv) use its best efforts (A) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as shall reasonably be requested by any underwriter of the securities being sold by a seller thereof or, if there is no such underwriter, such seller, and any Requesting Holder, (B) to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and (C) take any other action which may be reasonably necessary or advisable to enable such underwriter, and Requesting Holder (or seller, if there is no underwriter) to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this subdivision (iv), be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                   (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                   (vi) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller, such Requesting Holder (and the underwriters, if any) of the following:

         (a) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller; and

         (b) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement,

                                                                    Exhibit 99.1


covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such Requesting Holder (or the underwriters, if any) may reasonably request;

                   (vii) notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Requesting Holder promptly prepare and furnish to such seller or Requesting Holder (and each underwriter, if any) a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                   (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller and each Requesting Holder at least five business days (or such shorter reasonable time period as given circumstances shall dictate) prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

                   (ix) enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time be permitted to request under applicable law.

                   Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies

                                                                    Exhibit 99.1

of the supplemented or amended prospectus contemplated by subdivision (vii) of this section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

         2.4 Underwritten Offerings.

                   (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities and other payments to the effect and to the extent provided in section 2.7. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                   (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section 2.2 and subject to the provisions of section 2.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the holders of the Registrable Securities requesting such registration and the holders of any

                                                                    Exhibit 99.1

other securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under section 2.2 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other securities so requested to be included would interfere with the successful marketing of the securities (other than such Registrable Securities and other securities so requested to be included) by the underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities and other securities so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and of such other securities so requested to be included, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares of such other securities so requested to be included the registration of which shall have been requested by each holder of Registrable Securities and by the holders of such other securities so that the resultant aggregate number of such Registrable Securities and of such other securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter, provided that such other securities shall first be so excluded, and thereafter, Registrable Securities shall be so excluded pro rata based on the number of shares so requested to be included.

         The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's interest in the Company and intended method of distribution and any other representation required by law.

                   (c) Holdback Agreements.

                   (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of any securities of the Company, during the seven days prior to and the 90 days after any underwritten registration pursuant to section 2.1 or 2.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, and except for any incidental registration pursuant to section 2.2 with respect to any distribution or public sale in which the managing underwriter has agreed to include such securities in the registration or public distribution.

                   (ii) The Company agrees (x), if so required by the managing underwriter, not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to section 2.1 or 2.2 has become effective, except as part of such underwritten registration and

                                                                    Exhibit 99.1


except pursuant to registrations on Form S-4, S-8, S-14 or S-15 or any successor or similar forms thereto, and (y) to cause each holder of its securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased directly from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities during such period.

         2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, each Requesting Holder and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         2.6 Rights of Requesting Holders. The Company will not file any registration statement under the Securities Act (other than by a registration on Form S-8), unless it shall first have given to each holder of Registrable Securities at the time outstanding (other than any such person who acquired all such securities held by such person in a public offering registered under the Securities Act or as the direct or indirect transferee of shares initially issued in such an offering), at least 30 days prior written notice thereof. Any such person who shall so request within 30 days after such notice (a "Requesting Holder") shall have the rights of a Requesting Holder provided in sections 2.3,
2.5 and 2.7. In addition, if any such registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, then such Requesting Holder shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to such holder and the Company, to the effect that the holding by such holder of such securities does not necessarily make such holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

         2.7 Indemnification.

                   (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to section 2.1 or 2.2, the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, and (ii) in the case of any

                                                                    Exhibit 99.1


registration statement of the Company, any Requesting Holder, its directors and officers and each other Person, if any who controls such Requesting Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, such Requesting Holder and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder or Requesting Holder, as the case may be, specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such Requesting Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                   (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to section 2.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 2.7) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall be limited to the extent allowable by applicable law

                                                                    Exhibit 99.1

and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                   (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                   (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                   (e) Indemnification Payments. The indemnification required by this section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                   (f) Contribution. If the indemnification provided for in the preceding subdivisions of this section 2.7 is unavailable to an indemnified party in respect of any expense, loss, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements

                                                                    Exhibit 99.1

or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers pursuant to the Stock Purchase Agreement, as the case may be, bear to the gain realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that the foregoing contribution agreement shall not inure to the benefit of any indemnified Person if indemnification would be unavailable to such indemnified Person by reason of the proviso contained in the first sentence of subdivision (a) of this section 2.7, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this section 2.7 had been available under the circumstances.

         The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivisions
(c) of this section 2.7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder form the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

Class B Common Stock: The shares of Class B Non-Voting Common Stock, par value $.01 per share, of the Company, as existing under the Company's Second Amended and Restated Certificate of Incorporation.

                                                                    Exhibit 99.1


Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

Common Stock: The shares of Common Stock, par value $.01 per share, of the Company as existing under the Company's Second Amended and Restated Certificate of Incorporation.

Company: As defined in the introductory paragraph of this Agreement.

Exchange Act: The Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any successor statute.

Initiating Holders: Any holder or holders of Registrable Securities holding greater than 50% of the Registrable Securities (by number of shares at the time issued and outstanding) and initiating a request pursuant to section 2.1 for the registration of all or part of such holder's or holders' Registrable Securities.

Person: A corporation, an association, a partnership, an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

Registrable Securities: (a) any shares of Common Stock issued pursuant to the Stock Purchase Agreement and (b) securities issued or issuable with respect to any Common Stock referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

Registration Expenses: All expenses incident to the Company's performance of or compliance with section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of any one legal counsel and accountants retained by the holder or holders of more than 50% of the Registrable Securities being registered to act on behalf of all such holders, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers

                                                                    Exhibit 99.1

or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

Requesting Holder: As defined in section 2.6.

Rule 415 Registration: A registration requested on Form S-3 pursuant to Rule 415, or their successors, in connection with the bona fide pledge of at least 5,000 shares of Common Stock, as constituted on the date hereof.

Securities Act: The Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor statute.

         4. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act the Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of more than 50% of the shares of Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this section 5, whether or not such Registrable Securities shall have been marked to indicate such consent; provided, however, that no amendment shall be made to section 2.7 hereof without the written consent of the Company and the holder or holders of 100% of the shares of Registrable Securities.

         6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the

                                                               Exhibit 99.1

holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         7. Notices. Except as otherwise provided in this Agreement, all communications provided for hereunder shall be in writing and sent by prepaid commercial courier, telecopy or first-class registered or certified mail, postage prepaid, and (a) if addressed to a party other than the Company, addressed to such party in the manner set forth in the Stock Purchase Agreement, or at such other address as such party shall have furnished to the Company in writing, or (b) if addressed to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) if addressed to the Company, at 706 Deerpath Drive, Vernon Hills, Illinois 60016 to the attention of its Chief Executive Officer with a copy to Kirschner, Main, Petrie, Graham & Tanner, One Independent Drive, Suite 2000, 20th Floor, Jacksonville, Florida 32202 to the attention of T. Malcolm Graham, Esq., or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Notices sent by commercial courier services for next day delivery shall be deemed given and received the day after they are sent, notices sent by telecopy shall be deemed given and received the day they are sent, and notices sent by mail shall be deemed given and received five (5) days after being mailed as aforesaid.

         8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein; provided, that no assignee hereunder or subsequent holder of Registrable Securities shall have any rights hereunder unless such assignee or holder shall have executed and delivered to the Company an appropriate instrument in which such assignee or holder agrees to be bound by this Agreement and to observe and comply with this Agreement and all obligations and restrictions imposed upon holders of Registrable Securities hereunder.

         9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                                                                    Exhibit 99.1


         10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

                                            WICKES LUMBER COMPANY


                                            By___________________________


                                            RIVERSIDE GROUP, INC.


                                            By___________________________